SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 1996


                   The CIT Group Securitization Corporation II
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       33-85224                                            22-3328188
(Commission File Number)                       (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (201) 740-5000


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     On January 16, 1996, The First National Bank of Chicago, as Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1995-A, Class A 6.25% Asset Backed Notes and 6.55% Asset Backed Certificates.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

      Exhibit No.            Description                             Page
      -----------            -----------                             ----

          28                 Monthly Report delivered by               3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on January 16, 1996


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                         INC., as servicer



                                    By:  /s/ Richard W. Bauerband
                                        -----------------------------
                                    Name:    Richard W. Bauerband
                                    Title:   Executive Vice President

Dated:  January 22, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICERS


The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Pooling and Servicing Agreement, dated as of June 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The First National Bank of Chicago, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from December 1, 1995 to December 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

I have affixed hereunto my signature this 12th day of January 1996.


                               THE CIT GROUP/SALES FINANCING, INC.


                               BY /s/ Frank Garcia
                               -----------------------------------
                                      Frank Garcia
                                      Vice President

                          The CIT RV OWNER TRUST 1995-A
                        CLASS A 6.25% ASSET BACKED NOTES
                         6.55% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                                         Cut-off date   12/31/95
                                                    Determination date   1/10/96
                                                     Distribution date   1/16/96




All Payments of Principal on the Contracts                         4,512,166.58
All Payments of Interest on the Contracts                          1,577,872.12
All Liquidation Proceeds on the Contracts with
  respect to Principal                                               106,843.87
Paid Ahead on Pre-Funding Account                                          0.00
Monthly Advance                                                      112,640.46
Reimbursement of Prior Month Advances                                (87,894.01)
Transfer from Capitalized Interest Account                                 0.00

Total Amount Available for Distribution                            6,221,629.02

Distribution Amounts
1.   Aggregate Note Distribution                                   5,539,291.50

2.   Aggregate Certificate Distribution                               65,498.71

Amounts to Holder of GP Interest                                     432,872.45

  Amounts to Servicer                                                147,173.09
  Amounts to Guarantor                                                 36,793.27
Total Distribution                                                 6,221,629.02

Interest

3.   Aggregate amount of Interest
     (a) Note interest @ 6.25%                                       857,333.02
     (b) Certificate interest @ 6.55%                                 65,498.71


4.   Total Distribution in respect of interest
     (a) Note                                                        857,333.02
     (b) Certificate                                                  65,498.71

Principal

Beginning Outstanding Principal Balance of Notes:                164,607,939.99

5.   Formula Principal Distribution Amount                         4,681,958.48

     (a) Stated Principal                                          1,109,972.06
     (b) Principal Prepayments                                     3,402,194.52
     (c) Liquidated Contracts                                        169,791.90
     (d) Repurchases                                                       0.00

6.   Distribution made in respect of Principal
     (a) Note                                                      4,681,958.48
     (b) Certificate                                                       0.00

7.   Outstanding Principal Balance of Notes:                     159,925,981.51


8.   Opening Certificate Balance                                  11,999,763.84
       Distribution made in respect of Principal Certificate               0.00

     Closing Certificate Balance                                  11,999,763.84


Contract Pool

9.   Closing Pool Balance                                        171,925,745.35

10.  Note Pool Factor                                                 0.8506701

11.  Certificate Pool Factor                                          0.9999803


Delinquency Information                              Number           Amount
                                                     ------           ------
12.  Delinquent Contracts
     (a) 31-59 Days                                    70          1,331,301.89
     (b) 60-89 Days                                    20            418,619.66
     (c) 90 days or more                               21            448,531.61

13.  Repossessed Contracts                              2              6,582.92

14.  Repossessed Contracts Remaining in Inventory      12            319,743.75


Miscellaneous

15.  Monthly Servicing Fee                                           147,173.09

16.  Amount of Servicer Fee Paid                                     147,173.09

17.  Guarantee Fee                                                    36,793.27

18.  Opening Balance of funds on deposit in the
      Pre-Funding Account                                               --
       Monthly interest on Pre-Funding Account                          --
       Transfer of funds from Pre-Funding Account
        for Subsequent Contracts                                        --
       Transfer of funds from Pre-Funding Account
        to Capitalized Interest Account                                 --
     Ending Balance of funds on deposit in the
      Pre-Funding Account                                               --

19.  Weighted Average Contract Rate of  all
      Outstanding Contracts                                               10.91%
       Weighted Average Maturity Rate of  all
        Outstanding Contracts                                            144.03

20.  Number of Subsequent Contracts                                        0

21.  Aggregate Principal Balance of Subsequent Contracts                   0.00

22.  Number of Subsequent Contracts Purchased                              0

23.  Aggregate Stated Principal Balance of the Subsequent
       Contracts Purchased                                                 0.00

24.  Amounts to Holder of GP Interest                                432,872.45

25.  Amount of monthly advances by Servicer                          112,640.46

26.  Amount of Non-Reimbursable Payments by Servicer                     774.07

27.  The Guarantee Payment Limit                                   5,000,000.00

28.  Amount on deposit in the Certificate Reserve Account                  0.00

29.  Amount withdrawn from the Certificate Reserve Account                 0.00

30.  Amount on deposit in the Alternate Credit Enhancement Account         0.00

31.  Amount withdrawn from the Alternate Credit Enhancement Account        0.00

32.  Opening  Balance in the Capitalized Interest Account               --
       Monthly interest on Capitalized Interest Account                 --
       Transfer of funds from Pre-Funding Account to
        Capitalized Interest Account                                    --
       Transfer of funds from Pre-Funding Account to
        Capitalized Interest Account                                    --
       Ending  Balance in the Capitalized Interest Account              --

33. The CIT Group Holdings, Inc. is subject to the requirements if the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission. As a result of the limited guaranty by the CIT Group Holdings, Inc., information relating to The CIT Group Holdings, Inc. which is material will be available through such reports and other information.